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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 7, 2001, except as to Note 14 which is as of April 9, 2001 relating to the financial statements, which appears in Fusion Medical Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the references to us under the headings "Experts" in such Registration Statement.


San Jose, California
May 9, 2001